Exhibit 99.2
AMENDED AND RESTATED
STATEMENT OF POLICIES RELATING TO
ENTERPRISE GP HOLDINGS, L.P.
This Amended and Restated Statement of Policies Related to Enterprise GP Holdings, L.P. (the “Statement”) specifies the policies and procedures that have been adopted by Energy Transfer Equity, L.P. (“ETE”) and Energy Transfer Partners, L.P. (“ETP”), as authorized and approved by their respective general partners as of December 22, 2009, to address potential conflicts among, and protect the confidential information of, ETE, ETP and their subsidiaries (collectively, the “Energy Transfer Entities”), on the one hand, and Enterprise GP Holdings L.P. and its affiliates (collectively, the “Enterprise Entities”), on the other hand.
Corporate Governance
Independent Directors. Each of LE GP, LLC, in its capacity as the general partner of ETE (“ETE GP”), or Energy Transfer Partners, L.L.C., in its capacity as the general partner of Energy Transfer Partners GP, L.P., the general partner of ETP (“ETP GP”), will have at least three Independent Directors on its board of directors.
Directors and Invited Guests to Board Meetings. No director or employee of ETE GP or ETP GP will serve on the board of directors of EPE Holdings, LLC, the general partner of Enterprise GP Holdings L.P., or any successor thereto (“EPE GP”), and no director, officer, employee or other representative of any of the Enterprise Entities (each such person, an “Enterprise Representative”) will serve on the board of directors of ETE GP or ETP GP; provided, however, that ETE GP may appoint no more than two individuals who are Enterprise Representatives to serve on the board of directors of ETE GP subject to (i) the restriction related to Commercially Sensitive Information set forth in this Statement, (ii) such individual’s acknowledgement and agreement that, in the event that any of the relevant antitrust authorities require any such individual to terminate such individual’s position as a director of any of the Energy Transfer Entities or the Enterprise Entities based on antitrust law, such individual will promptly resign from the board of directors of the Energy Transfer Entities, and (iii) such person’s written acknowledgement of such restriction in the form provided in Appendix A to this Statement. In addition, the participation by any Enterprise Representative as an invited guest at any meeting of the board of directors of ETE GP or of any other Energy Transfer Entity, will also be subject to (i) the restriction related to Commercially Sensitive Information set forth in this Statement and (ii) such person’s written acknowledgement of such restriction in the form provided in Appendix A to this Statement.
Separate Employees
None of the Energy Transfer Entities will employ any person who is, or was within the prior six months, an employee of any of the Enterprise Entities without prior approval of the Chief Executive Officer, Chief Financial Officer or General Counsel of ETP.

Transactions Between Enterprise Entities and Energy Transfer Entities
Any material transaction between any of the Enterprise Entities, on the one hand, and the Energy Transfer Entities, on the other hand, will require the prior approval of the Conflicts Committee of the Board of Directors of ETE GP if the transaction relates to ETE or the Conflicts Committee of the Board of Directors of ETP GP if the transaction relates to ETP.
Screening of Commercially Sensitive Information
The Energy Transfer Entities will take reasonable precautions to ensure that the Energy Transfer Entities do not provide information to any of the Enterprise Entities, or any of their respective directors, officers, employees or representatives (including any such person who serves as a member of the board of directors of any of the Energy Transfer Entities), that any of the Screening Officers of the Energy Transfer Entities reasonably determine in good faith to be Commercially Sensitive Information related to the Energy Transfer Entities.
Any director, officer, employee or representative of any of the Enterprise Entities who attends a board meeting of any of the Energy Transfer Entities must take reasonable precautions not to provide, at, in connection with, or arising out of such meeting or such attendance, Commercially Sensitive Information relating to any of the Enterprise Entities to any of the Energy Transfer Entities or its representatives, employees, officers or directors.
Definitions
For purposes of this statement, capitalized terms used but not defined above shall have the following meanings:
“Commercially Sensitive Information” shall mean, with respect to any Person, information about Commercial Development Activities or other competitively sensitive information of such Person related to Potentially Overlapping Business including, without limitation, (i) information regarding prices, costs, margins, volumes and contractual terms for any current or potential customer, (ii) any method, tool or computer program used to determine prices for any asset or service, (iii) all plans or strategies used or adopted to negotiate, target or identify a current or potential customer or group of customers for any asset or service or to expand existing service offerings or offer a new service, (iv) all information regarding plans and prospective budgets to expand or build a new facility, (v) all information regarding a proposal to buy an existing facility, and (vi) information related to the capacity and capacity utilization of any facility; provided, however, that Commercially Sensitive Information related to a Person shall not include any information that is otherwise in the public domain.

“Commercial Development Activities” shall mean information with respect to (i) proposed changes to or transactions involving any Potentially Overlapping Business, (ii) any plans and strategies dealing with Potentially Overlapping Business and (iii) any opportunities to construct or acquire, directly or indirectly (including, without limitation, by means of joint venture or by means of acquisition of assets, equity interest in an entity, contractual rights to capacity or use, or otherwise), any interstate or intrastate natural gas pipeline, interstate or intrastate natural gas liquids pipeline, natural gas gathering system, natural gas treating, processing or fractionating facilities, natural gas storage facility, or any other midstream natural gas assets or facilities; any wholesale or retail propane facility or business; any other midstream or natural gas related assets, such as compression facilities, shipping facilities or marketing assets.
“Independent Director” shall mean an individual director who meets the independence, qualification and experience requirements established by the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder, and by The New York Stock Exchange applied to such director as if he or she were a director of any of the Enterprise Entities and either ETE GP (if such director is a director of ETE GP) or ETP GP (if such director is a director of ETP GP).
“Person” means any corporation, partnership or other entity.
“Potentially Overlapping Business” shall mean such assets, business operations or strategies of the Energy Transfer Entities as determined by ETE or ETP, from time to time, to be significantly or potentially competitive with assets, business operations or strategies of the Enterprise Entities.
“Screening Officer” shall mean any of the Chief Executive Officer, President, Chief Financial Officer, General Counsel or Chief Compliance Officer of either ETE or ETP, or their respective designees.

APPENDIX A
ACKNOWLEDGEMENT OF PROVISIONS RELATED TO SCREENING OF
COMMERCIALLY SENSITIVE INFORMATION
I, , certify as to the following:

A.
I acknowledge and accept the terms and conditions of the Amended and Restated Statement of Policies Relating to Enterprise GP Holdings L.P., entered into by Energy Transfer Equity, L.P., and Energy Transfer Partners, L.P., dated December 22, 2009 (hereinafter the “Statement”);

B.
I understand that my access to Commercially Sensitive Information (as that term is defined in the Statement) of any of the Energy Transfer Entities is governed by, and subject to, the provisions relating to the “Screening of Commercially Sensitive Information” set forth in the Statement;

C.	I agree to be bound by the provisions relating to the “Screening of Commercially Sensitive Information” set forth in the Statement; and

D.
I agree not to provide to any of the directors, officers, employees or other representatives of any of the Energy Transfer Entities (as defined in the Statement) any Commercially Sensitive Information related to any of the Enterprise Entities.

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